UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21269

Wells Fargo Advantage Income Opportunities Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: April 30

Date of reporting period: October 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS

Wells Fargo Advantage

Income Opportunities Fund

Semi-Annual Report

October 31, 2014

This closed-end fund is no longer offered as an initial public offering and is only offered through broker/dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Income Opportunities Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. high-yield bond market (as measured by the Barclays U.S. Corporate High Yield Index1) delivered positive performance overall for the six-month period that ended October 31, 2014.

Dear Valued Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Advantage Income Opportunities Fund for the six-month reporting period that ended October 31, 2014. Despite heightened volatility during the last four months of the period, the U.S. high-yield bond market (as measured by the Barclays U.S. Corporate High Yield Index1) delivered positive performance overall for the six-month period that ended October 31, 2014.

The U.S. high-yield bond market delivered strong second-quarter 2014 results.

U.S. Federal Reserve (Fed) officials continued winding down their bond-buying program in the second quarter, leaving it on pace to end in October 2014. They also revisited the question of when to begin raising short-term interest rates from near zero and released new projections showing rates rising more than previously expected in 2015 and 2016, but—on a positive note—they slightly reduced their projection for rates over the longer term. Bond markets took this information in stride, continuing their rally that began in the first quarter, as low growth and low inflation expectations appeared to drive yields lower and longer-term bond prices higher. In this environment, the U.S. high-yield bond market delivered strong quarterly results. Similar to the previous quarter, longer-duration high-yield bonds performed best, helped by a decline in longer-dated U.S. Treasury yields following confirmation by the Fed that interest rates would remain low for some time. BB-rated bonds performed well because a number of higher-quality names in the BB-rated tier tend to have longer durations. However, BBB-rated bonds outperformed all other high-yield tiers; these bonds have generally had longer durations as well.

The third quarter of 2014 proved difficult for the U.S. high-yield bond market.

The high-yield bond rally that had carried on for nearly the entire first half of 2014 began weakening toward the end of June, likely driven by concern expressed by Fed Chair Janet Yellen that the leveraged financial markets might be overheating. Shortly after her comments were publicized, high-yield bond mutual funds began to see outflows for the first time in more than nine months; by the end of the third quarter, they had experienced nearly $20 billion in net outflows. As the outflows persisted, performance deteriorated. The high-yield market had its worst quarterly performance of -1.87% in three years and its second-worst performance since the height of the financial crisis (the fourth quarter of 2008) when the high-yield bond market declined more than 17%.

Within the broad high-yield market, higher-quality high-yield bonds performed better during the third quarter than lower-quality high-yield bonds of similar durations. BB-rated, B-rated, and CCC (and below)-rated bonds returned -1.34%, -1.86%, and -3.11%, respectively (measured by the Barclays U.S. Corporate High Yield Index). Also, longer-duration high-yield bonds—buoyed by the rates rally in longer-duration U.S. Treasuries—outperformed shorter-duration high-yield bonds of similar quality.

October 2014 brought a rebound for high-yield bonds.

The volatility in the high-yield bond market that began during the third quarter carried on into October. A sharp shift away from risk assets was driven by a variety of investor concerns, such as slowing global growth (particularly in Europe), disinflationary pressures resulting from falling oil prices, the end of the Fed’s bond-purchase program in October 2014, and the spread of the Ebola virus.

1.	The Barclays U.S. Corporate High Yield Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Income Opportunities Fund	3

However, on the last day of October, the Bank of Japan unexpectedly announced an extension of its qualitative and quantitative easing programs. Investors responded positively to the news, which pushed the high-yield bond market into positive territory for the month.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

4	Wells Fargo Advantage Income Opportunities Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks a high level of current income. Capital appreciation is a secondary objective.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Niklas Nordenfelt, CFA

Phillip Susser

Average annual total returns1 (%) as of October 31, 2014

	6 months	1 year	5 year	10 year
Based on market value	(0.02)	8.78	11.24	5.90
Based on net asset value (NAV) per share	3.34	10.25	12.16	6.97

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Adviser has committed through February 23, 2015, to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s borrowing expenses to an amount that is 0.05% lower than what the borrowing expenses would have been if the Fund had not redeemed its Auction Market Preferred Shares. The Fund’s gross and net expense ratios for the six months ended October 31, 2014, were 1.23% and 1.00%, respectively, which includes 0.07% of interest expense. Without this waiver and/or reimbursement, the Fund’s returns would have been lower.

Comparison of NAV vs. market value[2]

The Fund is leveraged through a secured debt borrowing facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks including, among others, the likelihood of greater volatility of net asset value and the market price of common shares. Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments that they are designed to hedge or to closely track. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. High-yield securities have a greater risk of default and tend to be more volatile than higherrated debt securities.

1.	Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

2.	This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund have the effect of reducing the Fund’s NAV.

Performance highlights (unaudited)	Wells Fargo Advantage Income Opportunities Fund	5

MANAGER’S DISCUSSION

The Fund’s return based on market value was -0.02% during the six months that ended October 31, 2014. During the same period, the Fund’s return based on net asset value was 3.34%.

Overview

High-yield bond performance continued to be aided by rising stock prices (high-yield bond performance tends to have high correlation with stock performance), increasing prices for long-dated U.S. Treasuries, and relatively low volatility. However, these positive effects were partially offset by a decline in commodity prices, higher yields for intermediate-term Treasuries, outflows from high-yield bond mutual funds, and global economic uncertainty. The rise in interest rates for Treasuries that began in the summer of 2013 (resulting from investor concerns regarding the wind-down of the Federal Reserve’s bond-purchase program) has subsided, and since the end of 2013, interest rates for long-dated Treasuries have consistently declined (with a few small pullbacks). The resulting environment provided a strong backdrop for long-duration high-yield bonds in particular.

Over the past several years, low interest rates combined with low volatility have enabled companies that issue high-yield bonds to refinance as well as add new high-yield debt and lower their borrowing costs. Although leverage levels have not reached record highs, they are relatively high given this point in the economic cycle.

Ten largest holdings[3] (%) as of October 31, 2014
Texas Competitive Electric Holdings Company LLC	3.53
Sprint Capital Corporation	2.62
Jabil Circuit Incorporated	2.22
Greektown Holdings LLC	1.74
NGPL PipeCo LLC	1.69
CCM Merger Incorporated	1.65
Gray Television Incorporated	1.57
GCI Incorporated	1.49
Select Medical Corporation	1.48
Sabine Pass LNG LP	1.47

Credit quality[5] as of October 31, 2014

Contributors to performance

The performance of the high-yield market (as measured by the Barclays U.S. Corporate High Yield Index4) during the reporting period generally was positive, with the exception of five sectors in which the Fund overall held underweight positions. Three of these sectors were commodity-related (oil/gas exploration and production companies, metals and mining companies, and oil field services), and the other two sectors were gaming (in which the underperformance was driven by one company, Caesars Entertainment Corporation, to which the Fund had no exposure) and consumer products. An overweight to longer-duration bonds, which outperformed shorter-duration bonds during the period, also contributed to performance. In addition, exposure to pipeline companies helped relative performance.

Detractors from performance

The Fund’s performance was negatively affected by exposure to electric utilities—in particular, to Energy Future Intermediate Holding Company LLC.

3.	The ten largest holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

4.	The Barclays U.S. Corporate High Yield Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

5.	The credit quality of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality, and credit quality ratings are subject to change.

6	Wells Fargo Advantage Income Opportunities Fund	Performance highlights (unaudited)

Effective maturity distribution[6] as of October 31, 2014

Management outlook

High-yield bond market statistics improved slightly during the reporting period due to slightly higher yields and spreads over Treasuries as of October 31, 2014, compared with six months earlier. Also, leverage in the high-yield market remained relatively stable because companies tended to increase debt and earnings before interest, taxes, depreciation, amortization (cash flow) at similar rates. Coverage levels remained healthy as well; the average interest rate paid by high-yield issuers hovered near record lows. We believe that if no external shocks or unexpected

interest-rate increases occur, high-yield bonds may remain at these historically high interest-rate coverage ratios.

On that note, we feel that accommodative central bank monetary policies will be a key to high-yield performance over the coming year. High-yield bonds and most other asset classes have been underpinned by low rates and quantitative easing, which have pushed investors into higher-yielding assets, such as high-yield bonds and equities. Investors’ alternative safe assets, such as Treasuries, have been delivering negative real yields and virtually no absolute yields and therefore often have not been meeting investors’ needs and expectations. Should interest rates rise meaningfully over the coming year, we would not be surprised to see a sell-off in the high-yield market. However, if an increase in interest rates coincides with a strong economy, we believe high-yield bonds could continue to outperform other fixed-income assets. Alternatively, should rising interest rates trigger a slowdown in the economy, we are unsure which (if any) assets would perform well, and we would not be surprised by a sharper drop in the high-yield bond market.

In addition to the more traditional focus on monetary policy, we see a number of imbalances in the world that have existed for many years, such as high government debt and deficit levels in most of the developed world, a potential real estate and municipal debt bubble in China, and persistent trade and current-account deficits/surpluses among various countries throughout the world. Although these issues may remain subdued, we believe that if the market were to become focused on them, there could be renewed fears of systemic risks and a related fall in risk markets, including high yield.

Over the long run, we expect the relative performance of high yield will be driven primarily by corporate fundamentals and defaults. In the near term, our default outlook remains benign and supportive of high yield. Over a full cycle, we believe the best way to protect the Fund from periodic bouts of systemic fears and volatility will be our continued focus on a bottom-up approach that attempts to minimize downside risk while capturing the return potential of high-yield issuers.

6.	Effective maturity distribution is subject to change and are calculated based on the total long-term investments of the Fund.

Portfolio of investments—October 31, 2014 (unaudited)	Wells Fargo Advantage Income Opportunities Fund	7

Security name			Shares	Value

Common Stocks: 0.31%

Materials: 0.00%

Chemicals: 0.00%
LyondellBasell Industries NV Class A			7	$641

Telecommunication Services: 0.31%

Diversified Telecommunication Services: 0.31%
Fairpoint Communications Incorporated			134,376	2,230,642

Total Common Stocks (Cost $3,110,371)				2,231,283

	Interest rate	Maturity date	Principal

Corporate Bonds and Notes: 108.03%

Consumer Discretionary: 17.78%

Auto Components: 1.93%
Allison Transmission Incorporated 144A	7.13%	5-15-2019	$8,015,000	8,425,769
Cooper Tire & Rubber Company	7.63	3-15-2027	4,000,000	4,220,000
Cooper Tire & Rubber Company	8.00	12-15-2019	150,000	166,500
Goodyear Tire & Rubber Company	7.00	5-15-2022	700,000	761,250

				13,573,519

Distributors: 0.19%
LKQ Corporation	4.75	5-15-2023	1,355,000	1,309,472

Diversified Consumer Services: 1.81%
Service Corporation International	6.75	4-1-2016	1,250,000	1,321,875
Service Corporation International	7.00	6-15-2017	1,250,000	1,365,625
Service Corporation International	7.50	4-1-2027	7,078,000	7,785,800
Service Corporation International	7.63	10-1-2018	1,100,000	1,232,000
Service Corporation International	8.00	11-15-2021	885,000	1,039,875

				12,745,175

Hotels, Restaurants & Leisure: 4.77%
Burger King Corporation	9.88	10-15-2018	1,600,000	1,688,000
CCM Merger Incorporated 144A	9.13	5-1-2019	10,830,000	11,642,250
Greektown Holdings LLC 144A	8.88	3-15-2019	12,215,000	12,276,075
Hilton Worldwide Finance LLC 144A	5.63	10-15-2021	320,000	337,200
Pinnacle Entertainment Incorporated	7.50	4-15-2021	6,257,000	6,679,348
Speedway Motorsports Incorporated	6.75	2-1-2019	980,000	1,019,200

				33,642,073

Household Durables: 0.35%
American Greetings Corporation	7.38	12-1-2021	2,025,000	2,133,844
Tempur Sealy International Incorporated	6.88	12-15-2020	325,000	346,938

				2,480,782

Media: 7.42%
Cablevision Systems Corporation	8.63	9-15-2017	2,975,000	3,361,750
CBS Outdoor Americas Capital LLC 144A	5.25	2-15-2022	320,000	330,400
CBS Outdoor Americas Capital LLC 144A	5.63	2-15-2024	35,000	36,488

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Advantage Income Opportunities Fund	Portfolio of investments—October 31, 2014 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Media (continued)
CBS Outdoor Americas Capital LLC 144A	5.88%	3-15-2025	$1,955,000	$2,052,750
CCO Holdings LLC	8.13	4-30-2020	686,000	727,160
CCOH Safari LLC %%	5.50	12-1-2022	735,000	739,594
CCOH Safari LLC %%	5.75	12-1-2024	2,575,000	2,594,313
Cinemark USA Incorporated	7.38	6-15-2021	1,525,000	1,635,563
CSC Holdings LLC	7.63	7-15-2018	1,145,000	1,296,713
CSC Holdings LLC	7.88	2-15-2018	1,650,000	1,864,500
CSC Holdings LLC	8.63	2-15-2019	635,000	745,331
DISH DBS Corporation	7.88	9-1-2019	2,260,000	2,624,425
EchoStar DBS Corporation	7.13	2-1-2016	1,160,000	1,233,950
EchoStar DBS Corporation	7.75	5-31-2015	650,000	672,750
Gray Television Incorporated	7.50	10-1-2020	10,550,000	11,037,938
Lamar Media Corporation	5.88	2-1-2022	1,785,000	1,883,175
LIN Television Corporation	6.38	1-15-2021	500,000	507,500
LIN Television Corporation	8.38	4-15-2018	3,475,000	3,618,344
Live Nation Entertainment Incorporated 144A	7.00	9-1-2020	810,000	860,625
Lynx II Corporation 144A	6.38	4-15-2023	605,000	639,788
National CineMedia LLC	6.00	4-15-2022	3,340,000	3,381,750
National CineMedia LLC	7.88	7-15-2021	1,330,000	1,416,450
Nexstar Broadcasting Group Incorporated	6.88	11-15-2020	3,510,000	3,641,625
Regal Entertainment Group	5.75	6-15-2023	665,000	638,400
Regal Entertainment Group	5.75	3-15-2022	4,850,000	4,740,875

				52,282,157

Specialty Retail: 1.31%
ABC Supply Company Incorporated 144A	5.63	4-15-2021	730,000	739,125
Ahern Rentals Incorporated 144A	9.50	6-15-2018	1,985,000	2,118,988
Century Intermediate Holding Company (PIK at 10.50%) 144A¥	9.75	2-15-2019	290,000	307,763
Penske Auto Group Incorporated	5.75	10-1-2022	1,965,000	2,043,600
Sonic Automotive Incorporated	5.00	5-15-2023	1,900,000	1,843,000
Toys “R” Us Property Company II LLC	8.50	12-1-2017	2,200,000	2,200,000

				9,252,476

Consumer Staples: 0.72%

Food Products: 0.72%
B&G Foods Incorporated	4.63	6-1-2021	670,000	658,275
Darling Ingredients Incorporated	5.38	1-15-2022	295,000	295,738
Hearthside Group Holdings LLC 144A	6.50	5-1-2022	200,000	197,000
Prestige Brands Incorporated 144A	5.38	12-15-2021	775,000	749,813
Simmons Foods Incorporated 144A	7.88	10-1-2021	3,100,000	3,138,750

				5,039,576

Energy: 22.58%

Energy Equipment & Services: 9.25%
Bristow Group Incorporated	6.25	10-15-2022	5,830,000	6,063,200
Cleaver Brooks Incorporated 144A	8.75	12-15-2019	2,295,000	2,495,813
Compressco Partners LP 144A	7.25	8-15-2022	1,980,000	1,960,200
Era Group Incorporated	7.75	12-15-2022	7,340,000	7,615,250

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2014 (unaudited)	Wells Fargo Advantage Income Opportunities Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Energy Equipment & Services (continued)
Forum Energy Technologies Incorporated	6.25%	10-1-2021	$315,000	$324,450
Gulfmark Offshore Incorporated	6.38	3-15-2022	8,173,000	7,437,430
Hornbeck Offshore Services Incorporated	5.00	3-1-2021	3,955,000	3,519,950
Hornbeck Offshore Services Incorporated	5.88	4-1-2020	5,362,000	5,040,280
NGPL PipeCo LLC 144A	7.12	12-15-2017	9,470,000	9,493,675
NGPL PipeCo LLC 144A	7.77	12-15-2037	11,515,000	11,918,025
NGPL PipeCo LLC 144A	9.63	6-1-2019	715,000	761,475
Northern Tier Energy LLC 144A	7.13	11-15-2020	1,325,000	1,391,250
PHI Incorporated	5.25	3-15-2019	7,000,000	6,915,020
Pride International Incorporated	8.50	6-15-2019	210,000	259,295

				65,195,313

Oil, Gas & Consumable Fuels: 13.33%
Crestwood Midstream Partners LP	6.00	12-15-2020	1,230,000	1,245,375
Crestwood Midstream Partners LP	6.13	3-1-2022	475,000	479,750
CVR Refining LLC	6.50	11-1-2022	2,148,000	2,169,480
Denbury Resources Incorporated	4.63	7-15-2023	1,280,000	1,177,600
Denbury Resources Incorporated	6.38	8-15-2021	700,000	731,500
El Paso LLC	6.50	9-15-2020	1,155,000	1,313,813
El Paso LLC	7.00	6-15-2017	1,973,000	2,194,963
El Paso LLC	7.42	2-15-2037	1,820,000	2,184,000
El Paso LLC	7.80	8-1-2031	3,050,000	3,751,500
Energy Transfer Equity LP	7.50	10-15-2020	5,950,000	6,842,500
Exterran Partners LP	6.00	4-1-2021	4,000,000	3,860,000
Northern Tier Energy LLC	7.13	11-15-2020	3,280,000	3,444,000
Overseas Shipholding Group	8.13	3-30-2018	675,000	684,281
Pioneer Natural Resources Company	7.50	1-15-2020	3,170,000	3,841,260
Rockies Express Pipeline LLC 144A	5.63	4-15-2020	6,255,000	6,536,475
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	8,100,000	8,991,000
Rockies Express Pipeline LLC 144A	7.50	7-15-2038	4,425,000	5,000,250
Rose Rock Midstream LP	5.63	7-15-2022	355,000	354,113
Sabine Pass Liquefaction LLC	5.63	2-1-2021	1,425,000	1,492,688
Sabine Pass Liquefaction LLC	5.63	4-15-2023	1,710,000	1,769,850
Sabine Pass Liquefaction LLC 144A	5.75	5-15-2024	525,000	542,719
Sabine Pass Liquefaction LLC 144A	6.25	3-15-2022	3,415,000	3,679,663
Sabine Pass LNG LP	6.50	11-1-2020	9,370,000	9,908,775
Sabine Pass LNG LP	7.50	11-30-2016	9,675,000	10,376,438
SemGroup Corporation	7.50	6-15-2021	4,420,000	4,652,050
Suburban Propane Partners LP	5.50	6-1-2024	480,000	476,400
Suburban Propane Partners LP	7.38	3-15-2020	1,475,000	1,537,688
Suburban Propane Partners LP	7.38	8-1-2021	592,000	636,400
Ultra Petroleum Corporation 144A	5.75	12-15-2018	1,875,000	1,856,250
Ultra Petroleum Corporation 144A	6.13	10-1-2024	2,325,000	2,194,219

				93,925,000

Financials: 20.88%

Banks: 0.39%
CIT Group Incorporated 144A	5.50	2-15-2019	2,225,000	2,373,797
CIT Group Incorporated 144A	6.63	4-1-2018	370,000	405,150

				2,778,947

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Income Opportunities Fund	Portfolio of investments—October 31, 2014 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Capital Markets: 2.90%
Jefferies Finance LLC 144A	6.88%	4-15-2022	$3,045,000	$2,953,650
Jefferies Finance LLC 144A	7.38	4-1-2020	4,150,000	4,139,625
Jefferies Finance LLC 144A	7.50	4-15-2021	2,775,000	2,775,000
Neuberger Berman Group LLC 144A	5.63	3-15-2020	900,000	940,500
Neuberger Berman Group LLC 144A	5.88	3-15-2022	1,125,000	1,192,500
Nuveen Investments Incorporated	5.50	9-15-2015	6,830,000	7,128,813
Nuveen Investments Incorporated 144A	9.13	10-15-2017	1,220,000	1,303,326

				20,433,414

Consumer Finance: 7.83%
Ally Financial Incorporated	5.50	2-15-2017	1,325,000	1,409,403
Ally Financial Incorporated	6.75	12-1-2014	1,869,000	1,874,607
Ally Financial Incorporated	7.50	9-15-2020	1,541,000	1,833,790
Ally Financial Incorporated	8.00	3-15-2020	1,241,000	1,492,303
Ally Financial Incorporated	8.30	2-12-2015	8,820,000	8,963,325
Ford Motor Credit Company LLC	8.00	12-15-2016	200,000	226,681
General Motors Financial Company Incorporated	6.75	6-1-2018	2,215,000	2,516,794
Homer City Funding LLC	8.73	10-1-2026	3,031,303	3,167,712
Navient LLC	8.00	3-25-2020	6,460,000	7,412,850
SLM Corporation	6.13	3-25-2024	2,975,000	3,071,717
SLM Corporation	7.25	1-25-2022	1,600,000	1,788,000
SLM Corporation	8.45	6-15-2018	3,110,000	3,557,840
Springleaf Finance Corporation	5.40	12-1-2015	2,650,000	2,736,125
Springleaf Finance Corporation	5.75	9-15-2016	2,325,000	2,418,000
Springleaf Finance Corporation	6.00	6-1-2020	2,850,000	2,949,750
Springleaf Finance Corporation	6.50	9-15-2017	550,000	588,500
Springleaf Finance Corporation	6.90	12-15-2017	6,950,000	7,575,500
Springleaf Finance Corporation	7.75	10-1-2021	765,000	864,450
Springleaf Finance Corporation	8.25	10-1-2023	630,000	722,925

				55,170,272

Diversified Financial Services: 1.61%
Denali Borrower LLC 144A	5.63	10-15-2020	6,930,000	7,350,131
Infinity Acquisition LLC 144A	7.25	8-1-2022	4,310,000	4,029,850

				11,379,981

Insurance: 0.68%
Hub Holdings LLC (PIK at 8.88%) 144A¥	8.13	7-15-2019	4,820,000	4,783,850

Real Estate Management & Development: 1.38%
Hockey Merger Sub 2 Incorporated 144A	7.88	10-1-2021	3,360,000	3,502,800
Onex Corporation 144A	7.75	1-15-2021	6,170,000	6,247,125

				9,749,925

REITs: 6.09%
Crown Castle International Corporation	5.25	1-15-2023	4,385,000	4,489,144
DuPont Fabros Technology Incorporated LP	5.88	9-15-2021	7,670,000	7,976,800
Iron Mountain Incorporated	5.75	8-15-2024	6,150,000	6,273,000
Iron Mountain Incorporated	6.00	8-15-2023	3,560,000	3,746,900

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2014 (unaudited)	Wells Fargo Advantage Income Opportunities Fund	11

Security name	Interest rate	Maturity date	Principal	Value

REITs (continued)
Iron Mountain Incorporated	7.75%	10-1-2019	$605,000	$650,375
Iron Mountain Incorporated	8.38	8-15-2021	3,594,000	3,737,760
Omega Healthcare Investors Incorporated	6.75	10-15-2022	3,375,000	3,602,813
Sabra Health Care Incorporated	5.38	6-1-2023	1,425,000	1,446,375
Sabra Health Care Incorporated	5.50	2-1-2021	1,960,000	2,033,500
The Geo Group Incorporated	5.13	4-1-2023	3,000,000	2,970,000
The Geo Group Incorporated	5.88	1-15-2022	4,350,000	4,524,000
The Geo Group Incorporated	5.88	10-15-2024	770,000	793,100
The Geo Group Incorporated	6.63	2-15-2021	605,000	639,788

				42,883,555

Health Care: 11.14%

Health Care Equipment & Supplies: 1.10%
Crimson Merger Sub Incorporated 144A	6.63	5-15-2022	5,400,000	5,049,000
Hologic Incorporated	6.25	8-1-2020	2,590,000	2,722,738

				7,771,738

Health Care Providers & Services: 7.20%
Aviv Healthcare Properties LP	6.00	10-15-2021	850,000	875,500
Aviv Healthcare Properties LP	7.75	2-15-2019	4,435,000	4,656,750
Capella Healthcare Incorporated	9.25	7-1-2017	6,080,000	6,361,200
Centene Corporation	5.75	6-1-2017	1,925,000	2,026,063
Community Health Systems Incorporated	6.88	2-1-2022	2,200,000	2,370,500
DaVita HealthCare Partners Incorporated	5.75	8-15-2022	1,360,000	1,441,600
Fresenius Medical Care Holdings Incorporated 144A	5.63	7-31-2019	1,800,000	1,928,250
Fresenius Medical Care Holdings Incorporated	6.88	7-15-2017	700,000	768,250
HCA Incorporated	5.88	3-15-2022	750,000	823,125
HCA Incorporated	6.50	2-15-2020	5,675,000	6,341,813
HealthSouth Corporation	5.75	11-1-2024	125,000	131,250
HealthSouth Corporation	8.13	2-15-2020	820,000	863,050
MPH Acquisition Holdings LLC 144A	6.63	4-1-2022	1,485,000	1,553,681
MPT Operating Partnership LP	6.38	2-15-2022	1,780,000	1,891,250
MPT Operating Partnership LP	6.88	5-1-2021	3,175,000	3,397,250
Select Medical Corporation	6.38	6-1-2021	10,230,000	10,460,175
Tenet Healthcare Corporation	6.00	10-1-2020	2,600,000	2,795,000
Tenet Healthcare Corporation	8.13	4-1-2022	1,790,000	2,051,788

				50,736,495

Health Care Technology: 1.44%
Emdeon Incorporated	11.00	12-31-2019	9,165,000	10,161,694

Pharmaceuticals: 1.40%
Endo Finance LLC 144A	5.75	1-15-2022	1,180,000	1,185,900
Endo Finance LLC 144A	7.25	1-15-2022	3,575,000	3,816,313
Par Pharmaceutical Company	7.38	10-15-2020	3,550,000	3,771,875
Pinnacle Incorporated 144A	9.50	10-1-2023	835,000	910,150
Valeant Pharmaceuticals International Incorporated 144A	5.63	12-1-2021	140,000	138,600

				9,822,838

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Income Opportunities Fund	Portfolio of investments—October 31, 2014 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Industrials: 6.95%

Airlines: 0.55%
Aviation Capital Group Corporation 144A	6.75%	4-6-2021	$2,190,000	$2,496,600
Aviation Capital Group Corporation 144A	7.13	10-15-2020	1,210,000	1,390,820

				3,887,420

Commercial Services & Supplies: 2.23%
ADT Corporation	4.13	6-15-2023	1,775,000	1,633,000
ADT Corporation	6.25	10-15-2021	4,935,000	5,187,919
Covanta Holding Corporation	5.88	3-1-2024	3,105,000	3,205,913
Covanta Holding Corporation	6.38	10-1-2022	3,205,000	3,413,325
Covanta Holding Corporation	7.25	12-1-2020	2,150,000	2,289,750

				15,729,907

Construction & Engineering: 0.69%
AECOM Technology Corporation 144A	5.75	10-15-2022	355,000	371,863
AECOM Technology Corporation 144A	5.88	10-15-2024	4,280,000	4,526,100

				4,897,963

Machinery: 0.87%
Columbus McKinnon Corporation	7.88	2-1-2019	5,840,000	6,102,800

Trading Companies & Distributors: 2.41%
Ashtead Capital Incorporated 144A	6.50	7-15-2022	6,625,000	7,155,000
H&E Equipment Services Incorporated	7.00	9-1-2022	5,540,000	5,913,950
International Lease Finance Corporation 144A	7.13	9-1-2018	1,015,000	1,149,488
International Lease Finance Corporation	8.63	9-15-2015	1,700,000	1,785,000
Light Tower Rentals Incorporated 144A	8.13	8-1-2019	970,000	955,450

				16,958,888

Transportation Infrastructure: 0.20%
Watco Companies LLC 144A	6.38	4-1-2023	1,380,000	1,400,700

Information Technology: 8.32%

Electronic Equipment, Instruments & Components: 2.66%
Jabil Circuit Incorporated	8.25	3-15-2018	13,532,000	15,663,290
Zebra Technologies Corporation 144A	7.25	10-15-2022	2,910,000	3,062,775

				18,726,065

Internet Software & Services: 0.48%
Equinix Incorporated	7.00	7-15-2021	125,000	136,250
Sophia Holding Finance LP (PIK at 10.38%) 144A¥	9.63	12-1-2018	3,175,000	3,230,563

				3,366,813

IT Services: 3.53%
Audatex North America Incorporated 144A	6.00	6-15-2021	2,300,000	2,432,250
Audatex North America Incorporated 144A	6.13	11-1-2023	695,000	736,700
First Data Corporation 144A	6.75	11-1-2020	991,000	1,060,370
First Data Corporation 144A	7.38	6-15-2019	2,870,000	3,042,200

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2014 (unaudited)	Wells Fargo Advantage Income Opportunities Fund	13

Security name	Interest rate	Maturity date	Principal	Value

IT Services (continued)
First Data Corporation	11.75%	8-15-2021	$2,860,000	$3,353,350
First Data Holdings Incorporated (PIK at 14.50%) 144A¥	14.50	9-24-2019	6,071,006	6,317,051
SunGard Data Systems Incorporated	6.63	11-1-2019	3,300,000	3,415,500
SunGard Data Systems Incorporated	7.38	11-15-2018	3,547,000	3,697,748
SunGard Data Systems Incorporated	7.63	11-15-2020	775,000	826,344

				24,881,513

Semiconductors & Semiconductor Equipment: 0.34%
Micron Technology Incorporated 144A	5.88	2-15-2022	2,310,000	2,425,500

Software: 0.46%
Activision Blizzard Incorporated 144A	5.63	9-15-2021	1,155,000	1,228,631
Activision Blizzard Incorporated 144A	6.13	9-15-2023	285,000	308,513
BMC Software Finance Incorporated 144A	8.13	7-15-2021	1,810,000	1,733,075

				3,270,219

Technology Hardware, Storage & Peripherals: 0.85%
NCR Corporation	5.88	12-15-2021	380,000	389,500
NCR Corporation	6.38	12-15-2023	5,315,000	5,607,325

				5,996,825

Materials: 2.04%

Chemicals: 0.07%
Celanese US Holdings LLC	5.88	6-15-2021	440,000	476,300

Containers & Packaging: 1.37%
Ball Corporation	5.75	5-15-2021	400,000	419,000
Crown Americas LLC	6.25	2-1-2021	515,000	542,038
Crown Cork & Seal Company Incorporated	7.38	12-15-2026	60,000	66,300
Crown Cork & Seal Company Incorporated	7.50	12-15-2096	1,225,000	1,145,375
Owens-Illinois Incorporated	7.80	5-15-2018	837,000	945,810
Sealed Air Corporation 144A	8.38	9-15-2021	3,740,000	4,235,550
Silgan Holdings Incorporated	5.00	4-1-2020	2,250,000	2,295,000

				9,649,073

Metals & Mining: 0.08%
Cliffs Natural Resources	6.25	10-1-2040	750,000	555,000
Indalex Holdings Corporation (s)(a)	11.50	2-1-2020	5,985,000	0

				555,000

Paper & Forest Products: 0.52%
Georgia-Pacific LLC	8.88	5-15-2031	2,430,000	3,708,749

Telecommunication Services: 14.45%

Diversified Telecommunication Services: 7.30%
Citizens Communications Company	7.88	1-15-2027	4,205,000	4,373,200
Frontier Communications Corporation	8.13	10-1-2018	1,980,000	2,248,290
Frontier Communications Corporation	8.25	4-15-2017	2,380,000	2,668,575

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Income Opportunities Fund	Portfolio of investments—October 31, 2014 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Diversified Telecommunication Services (continued)
Frontier Communications Corporation	8.50%	4-15-2020	$1,000,000	$1,152,500
GCI Incorporated	6.75	6-1-2021	4,145,000	4,124,275
GCI Incorporated	8.63	11-15-2019	10,090,000	10,518,825
Level 3 Financing Incorporated	8.13	7-1-2019	475,000	508,250
Qwest Corporation	7.13	11-15-2043	1,810,000	1,837,438
Qwest Corporation	7.25	9-15-2025	2,755,000	3,246,040
Qwest Corporation	7.63	8-3-2021	440,000	481,800
Syniverse Holdings Incorporated	9.13	1-15-2019	8,545,000	8,972,250
TW Telecommunications Holdings Incorporated	5.38	10-1-2022	990,000	1,093,950
TW Telecommunications Holdings Incorporated	5.38	10-1-2022	3,825,000	4,226,625
Windstream Corporation	7.88	11-1-2017	5,380,000	5,989,016

				51,441,034

Wireless Telecommunication Services: 7.15%
MetroPCS Wireless Incorporated	6.63	11-15-2020	5,910,000	6,227,663
SBA Telecommunications Corporation	5.63	10-1-2019	270,000	280,800
SBA Telecommunications Corporation	5.75	7-15-2020	2,795,000	2,920,775
Sprint Capital Corporation	6.88	11-15-2028	19,000,000	18,477,500
Sprint Capital Corporation	8.75	3-15-2032	3,390,000	3,788,325
Sprint Communications Incorporated 144A	9.00	11-15-2018	750,000	882,188
Sprint Communications Incorporated	11.50	11-15-2021	1,200,000	1,542,000
Sprint Corporation 144A	7.13	6-15-2024	1,585,000	1,628,588
Sprint Corporation 144A	7.25	9-15-2021	330,000	348,975
Sprint Corporation 144A	7.88	9-15-2023	330,000	357,225
T-Mobile USA Incorporated	6.00	3-1-2023	190,000	195,700
T-Mobile USA Incorporated	6.13	1-15-2022	140,000	145,075
T-Mobile USA Incorporated	6.25	4-1-2021	845,000	881,969
T-Mobile USA Incorporated	6.38	3-1-2025	1,855,000	1,906,013
T-Mobile USA Incorporated	6.46	4-28-2019	265,000	276,263
T-Mobile USA Incorporated	6.50	1-15-2024	140,000	146,650
T-Mobile USA Incorporated	6.54	4-28-2020	275,000	290,125
T-Mobile USA Incorporated	6.63	4-1-2023	825,000	870,375
T-Mobile USA Incorporated	6.63	4-28-2021	1,510,000	1,591,163
T-Mobile USA Incorporated	6.73	4-28-2022	5,645,000	5,969,588
T-Mobile USA Incorporated	6.84	4-28-2023	1,575,000	1,665,563

				50,392,523

Utilities: 3.17%

Electric Utilities: 1.16%
Energy Future Intermediate Holding Company LLC (t)	10.00	12-1-2020	150,000	13,125
IPALCO Enterprises Incorporated 144A	7.25	4-1-2016	3,403,000	3,624,195
Otter Tail Corporation	9.00	12-15-2016	3,985,000	4,566,272

				8,203,592

Gas Utilities: 0.54%
AmeriGas Finance LLC	6.75	5-20-2020	1,675,000	1,783,875
AmeriGas Finance LLC	7.00	5-20-2022	1,840,000	1,987,200

				3,771,075

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2014 (unaudited)	Wells Fargo Advantage Income Opportunities Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Independent Power & Renewable Electricity Producers: 1.47%
Calpine Corporation 144A	5.88%	1-15-2024	$455,000	$489,125
Calpine Corporation 144A	6.00	1-15-2022	865,000	932,038
Calpine Corporation 144A	7.88	1-15-2023	1,210,000	1,340,075
NSG Holdings LLC 144A	7.75	12-15-2025	5,110,000	5,506,025
Reliant Energy Incorporated	9.24	7-2-2017	1,202,051	1,274,174
Reliant Energy Incorporated	9.68	7-2-2026	780,000	842,400

				10,383,837

Total Corporate Bonds and Notes (Cost $731,572,692)				761,344,048

Loans: 11.33%
Accellent Incorporated ±	7.50	3-11-2022	515,000	498,520
Alliance Laundry Systems LLC ±	9.50	12-10-2019	3,742,755	3,752,112
Applied Systems Incorporated ±	7.50	1-22-2022	535,000	531,212
Asurion LLC ±	8.50	3-3-2021	2,025,000	2,055,881
Capital Automotive LP ±	4.00	4-10-2019	4,958,003	4,931,131
Capital Automotive LP ±	6.00	4-30-2020	3,103,333	3,134,367
CCM Merger Incorporated ±	4.50	8-8-2021	734,694	730,102
Centaur Acquisition LLC ±	8.75	2-20-2020	3,135,000	3,158,513
Focus Brands Incorporated ±	10.25	8-21-2018	4,124,203	4,134,719
Four Seasons Holdings Incorporated ±	6.25	12-27-2020	550,000	551,375
HGIM Corporation ±	5.50	6-18-2020	1,984,962	1,884,067
Learfield Communications Incorporated ±<	8.75	10-9-2021	2,595,234	2,582,257
LM U.S. Corp Acquisition Incorporated ±	8.25	10-25-2020	185,000	181,763
LTS Buyer LLC ±	8.00	4-12-2021	935,369	926,792
Neff Rental LLC ±	7.25	6-9-2021	1,355,000	1,358,388
nTelos Incorporated ±	5.75	11-9-2019	1,109,394	1,107,542
Peak 10 Incorporated ±	8.25	6-17-2022	700,239	690,611
Philadelphia Energy Solutions LLC ±	6.25	4-4-2018	4,688,600	4,419,006
Sedgwick Claims Management Services Incorporated ±	6.75	2-28-2022	1,020,000	989,400
Spin Holdco Incorporated ±	4.25	11-14-2019	2,759,522	2,729,167
Tallgrass Operations LLC ±	4.25	11-13-2018	1,941,250	1,933,485
Texas Competitive Electric Holdings Company LLC ±	4.65	10-10-2015	34,355,889	24,843,774
TGI Friday’s Incorporated ±	9.25	7-15-2021	915,000	901,275
TWCC Holdings Corporation ±	7.00	6-26-2020	5,880,000	5,759,930
United Surgical Partners International Incorporated ±	4.75	4-3-2019	2,194,143	2,192,585
Vertafore Incorporated ±	9.75	10-29-2017	845,000	843,589
W3 Company ±	9.25	9-13-2020	488,775	474,112
WASH Multifamily Laundry Systems LLC ±	4.50	2-21-2019	2,615,175	2,575,947

Total Loans (Cost $86,455,454)				79,871,622

	Dividend yield		Shares
Preferred Stocks: 0.31%

Financials: 0.31%

Banks: 0.31%
GMAC Capital Trust I ±	8.13		81,784	2,186,086

Total Preferred Stocks (Cost $2,078,248)				2,186,086

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Income Opportunities Fund	Portfolio of investments—October 31, 2014 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value
Yankee Corporate Bonds and Notes: 6.94%

Consumer Discretionary: 0.03%

Media: 0.03%
Videotron Limited	6.38%	12-15-2015	$100,000	$100,260
Videotron Limited	9.13	4-15-2018	78,000	80,535

				180,795

Energy: 0.81%

Oil, Gas & Consumable Fuels: 0.81%
Griffin Coal Mining Company Limited (s)144A	9.50	12-1-2016	2,119,383	1,419,986
Griffin Coal Mining Company Limited (s)	9.50	12-1-2016	290,088	191,458
Teekay Corporation	8.50	1-15-2020	3,690,000	4,095,900

				5,707,344

Financials: 0.10%

Diversified Financial Services: 0.10%
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	700,000	726,250
Preferred Term Securities XII Limited (s)(a)(i)	0.00	12-24-2033	1,540,000	0

				726,250

Health Care: 0.47%

Pharmaceuticals: 0.47%
Valeant Pharmaceuticals International Incorporated 144A	6.75	8-15-2018	1,120,000	1,191,400
Valeant Pharmaceuticals International Incorporated 144A	7.50	7-15-2021	1,995,000	2,134,622

				3,326,022

Information Technology: 0.20%

Technology Hardware, Storage & Peripherals: 0.20%
Seagate Technology HDD Holdings	6.80	10-1-2016	1,275,000	1,383,375

Materials: 1.58%

Containers & Packaging: 0.72%
Ardagh Finance Holdings (PIK at 8.63%) 144A¥	8.63	6-15-2019	3,140,000	3,129,987
Ardagh Packaging Finance 144A	9.13	10-15-2020	1,780,000	1,917,950

				5,047,937

Metals & Mining: 0.58%
Novelis Incorporated	8.38	12-15-2017	1,100,000	1,149,500
Novelis Incorporated	8.75	12-15-2020	2,675,000	2,919,094

				4,068,594

Paper & Forest Products: 0.28%
Sappi Limited 144A	7.50	6-15-2032	2,155,000	2,014,925

Telecommunication Services: 3.75%

Diversified Telecommunication Services: 3.54%
Intelsat Jackson Holdings SA	5.50	8-1-2023	3,960,000	3,969,900
Intelsat Jackson Holdings SA	7.25	4-1-2019	5,760,000	6,048,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2014 (unaudited)	Wells Fargo Advantage Income Opportunities Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Diversified Telecommunication Services (continued)
Intelsat Jackson Holdings SA	7.25%	10-15-2020	$3,225,000	$3,442,688
Intelsat Jackson Holdings SA	7.50	4-1-2021	2,214,000	2,396,655
Intelsat Jackson Holdings SA	8.50	11-1-2019	905,000	943,463
Intelsat Luxembourg SA	7.75	6-1-2021	3,220,000	3,364,900
Intelsat Luxembourg SA	8.13	6-1-2023	4,190,000	4,451,875
Virgin Media Secured Finance plc 144A	5.38	4-15-2021	305,000	316,438

				24,933,919

Wireless Telecommunication Services: 0.21%
Telesat Canada Incorporated 144A	6.00	5-15-2017	1,475,000	1,520,356

Total Yankee Corporate Bonds and Notes (Cost $48,352,295)				48,909,517

	Yield		Shares
Short-Term Investments: 4.62%

Investment Companies: 4.62%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class ##(l)(u)	0.07		32,537,691	32,537,691

Total Short-Term Investments (Cost $32,537,691)				32,537,691

Total investments in securities (Cost $904,106,751) *	131.54%	927,080,247
Other assets and liabilities, net	(31.54)	(222,309,531)

Total net assets	100.00%	$704,770,716

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

%%	The security is issued on a when-issued basis.

¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

±	Variable rate investment. The rate shown is the rate in effect at period end.

<	All or a portion of the position represents an unfunded loan commitment.

(i)	Illiquid security

##	All or a portion of this security is segregated for when-issued securities and unfunded loans.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(t)	The security is currently in default with regards to scheduled interest and/or principal payments.

*	Cost for federal income tax purposes is $909,226,519 and unrealized gains (losses) consists of:

Gross unrealized gains	$43,172,898
Gross unrealized losses	(25,319,170)

Net unrealized gains	$17,853,728

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Income Opportunities Fund	Statement of assets and liabilities—October 31, 2014 (unaudited)

Assets
Investments
In unaffiliated securities, at value (cost $871,569,060)	$894,542,556
In affiliated securities, at value (cost $32,537,691)	32,537,691

Total investments, at value (cost $904,106,751)	927,080,247
Receivable for investments sold	4,618,164
Receivable for interest and dividends	15,050,753

Total assets	946,749,164

Liabilities
Dividends payable	4,826,367
Payable for investments purchased	6,333,451
Secured borrowing payable	230,219,322
Advisory fee payable	355,436
Administration fee payable	41,961
Accrued expenses and other liabilities	201,911

Total liabilities	241,978,448

Total net assets	$704,770,716

NET ASSETS CONSIST OF
Paid-in capital	$983,331,382
Overdistributed net investment income	(6,346,879)
Accumulated net realized losses on investments	(295,187,283)
Net unrealized gains on investments	22,973,496

Total net assets	$704,770,716

NET ASSET VALUE PER SHARE
Based on $704,770,716 divided by 70,983,001 shares issued and outstanding (100,000,000 shares authorized)	$9.93

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended October 31, 2014 (unaudited)	Wells Fargo Advantage Income Opportunities Fund	19

Investment income
Interest	$31,462,939
Dividends	83,108
Income from affiliated securities	8,985

Total investment income	31,555,032

Expenses
Advisory fee	2,874,593
Administration fee	239,549
Custody and accounting fees	28,905
Professional fees	37,196
Shareholder report expenses	34,594
Trustees’ fees and expenses	3,426
Transfer agent fees	14,761
Interest expense	238,943
Secured borrowing fees	954,913
Other fees and expenses	23,159

Total expenses	4,450,039
Less: Fee waivers and/or expense reimbursements	(834,718)

Net expenses	3,615,321

Net investment income	27,939,711

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	4,350,311
Net change in unrealized gains (losses) on investments	(11,339,192)

Net realized and unrealized gains (losses) on investments	(6,988,881)

Net increase in net assets resulting from operations	$20,950,830

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Income Opportunities Fund	Statement of changes in net assets

	Six months ended October 31, 2014 (unaudited)	Year ended April 30, 2014

Operations
Net investment income	$27,939,711	$58,419,766
Net realized gains on investments	4,350,311	8,206,695
Net change in unrealized gains (losses) on investments	(11,339,192)	(18,641,627)

Net increase in net assets resulting from operations	20,950,830	47,984,834

Distributions to shareholders from
Net investment income	(28,961,064)	(57,922,129)

Capital share transactions
Net asset value of common shares issued under the Automatic Dividend Reinvestment Plan	0	162,908

Total decrease in net assets	(8,010,234)	(9,774,387)

Net assets
Beginning of period	712,780,950	722,555,337

End of period	$704,770,716	$712,780,950

Overdistributed net investment income	$(6,346,879)	$(1,534,172)

The accompanying notes are an integral part of these financial statements.

Statement of cash flows—year ended April 30, 2014	Wells Fargo Advantage Income Opportunities Fund	21

Cash flows from operating activities:
Net increase in net assets resulting from operations	$20,950,830

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investment securities	(230,355,091)
Proceeds from disposition of investment securities	235,290,862
Amortization	(751,629)
Proceeds from sales of short-term investment securities, net	2,436,731
Increase in receivable for investments sold	(4,618,164)
Increase in receivable for interest and dividends	(767,717)
Decrease in prepaid expenses and other assets	1,425
Decrease in payable for investments purchased	(6,854,064)
Increase in advisory fee payable	39,573
Increase in administration fee payable	3,309
Decrease in accrued expenses and other liabilities	(93,353)
Litigation payments received	1,494
Net realized gains on investments	(4,350,311)
Net change in unrealized gains (losses) on investments	11,339,192

Net cash provided by operating activities	22,273,087

Cash flows from financing activities:
Cash distributions paid	(28,961,064)
Increase in secured borrowing payable	14,529

Net cash used in financing activities	(28,946,535)

Net decrease in cash	(6,673,448)

Cash:
Beginning of period	$6,673,448

End of period	$0

Supplemental cash disclosure:
Cash paid for interest	$224,861

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Income Opportunities Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended October 31, 2014 (unaudited)	Year ended April 30
		2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.04	$10.18	$9.67	$10.11	$9.69	$7.37
Net investment income	0.39 [1]	0.82 [1]	0.88 [1]	0.95 [1]	1.02 [1]	1.06 [1]
Net realized and unrealized gains (losses) on investments	(0.09)	(0.14)	0.54	(0.37)	0.42	2.41
Distributions to preferred shareholders from net investment income	0.00	0.00	0.00	0.00	(0.00)[1,2]	(0.01)[1]

Total from investment operations	0.30	0.68	1.42	0.58	1.44	3.46
Distributions to common shareholders from
Net investment income	(0.41)	(0.82)	(0.91)	(1.02)	(1.02)	(1.08)
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00	(0.06)[1]

Total distributions to common shareholders	(0.41)	(0.82)	(0.91)	(1.02)	(1.02)	(1.14)
Net asset value, end of period	$9.93	$10.04	$10.18	$9.67	$10.11	$9.69
Market value, end of period	$9.11	$9.52	$10.23	$10.29	$10.38	$9.63
Total return based on market value[3]	(0.02)%	1.60%	8.90%	10.03%	19.68%	49.84%
Ratios to average net assets (annualized)
Gross expenses[4]	1.23%	1.27%	1.29%	1.35%	1.44%	1.79%
Net expenses[4]	1.00%	1.01%	1.05%	1.03%	1.09%	1.13%
Net investment income	7.72%	8.35%	8.89%	9.89%	10.55%[5]	11.81%[5]
Supplemental data
Portfolio turnover rate	16%	31%	27%	25%	42%	108%
Net assets of common shareholders, end of period (000s omitted)	$704,771	$712,781	$722,555	$683,807	$709,850	$676,144

Borrowings outstanding, end of period (000s omitted)	$230,000	$230,000	$230,000	$230,000	$230,000	N/A
Asset coverage per $1,000 of borrowing, end of period	$4,064	$4,099	$4,142	$3,973	$4,088	N/A

Liquidation value of Preferred Shares, end of period (thousands)	N/A	N/A	N/A	N/A	N/A	$196,000
Asset coverage ratio for Preferred Shares, end of period	N/A	N/A	N/A	N/A	N/A	394%

1.	Calculated based upon average shares outstanding

2.	Amount is less than $0.005.

3.	Total return is calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

4.	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Six months ended October 31, 2014 (unaudited)	0.07%
Year ended April 30, 2014	0.07%
Year ended April 30, 2013	0.08%
Year ended April 30, 2012	0.08%
Year ended April 30, 2011	0.11%
Year ended April 30, 2010	0.02%

5.	The net investment income ratio reflects distributions paid to preferred shareholders.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements (unaudited)	Wells Fargo Advantage Income Opportunities Fund	23

1. ORGANIZATION

The Wells Fargo Advantage Income Opportunities Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 3, 2002 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

24	Wells Fargo Advantage Income Opportunities Fund	Notes to financial statements (unaudited)

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

As of April 30, 2014, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

2016	2017	2018
$12,398,698	$130,598,584	$155,329,141

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements (unaudited)	Wells Fargo Advantage Income Opportunities Fund	25

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Materials	$641	$0	$0	$641
Telecommunication Services	2,230,642	0	0	2,230,642

Preferred stocks
Financials	2,186,086	0	0	2,186,086

Corporate bonds and notes	0	761,344,048	0	761,344,048

Loans	0	60,893,084	18,978,538	79,871,622

Yankee corporate bonds and notes	0	48,909,517	0	48,909,517

Short-term investments
Investment companies	32,537,691	0	0	32,537,691
Total assets	$36,955,060	$871,146,649	$18,978,538	$927,080,247

Transfers in and transfers out are recognized at the end of the reporting period. At October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Loans
Balance as of April 30, 2014	$9,669,157
Accrued discounts (premiums)	2,132
Realized losses	(13,338)
Change in unrealized gains (losses)	(67,496)
Purchases	4,143,522
Sales	(2,024,525)
Transfers into Level 3	7,269,086
Transfers out of Level 3	0
Balance as of October 31, 2014	$18,978,538
Change in unrealized gains (losses) relating to securities still held at October 31, 2014	$(53,133)

The investment type categorized above was valued using indicative broker quotes. These indicative broker quotes are considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.60% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets. Funds Management has committed through February 23, 2015 to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s borrowing expenses to an amount that is 0.05% lower than what the borrowing expenses would have been if the Fund had not redeemed its Auction Market Preferred Shares (“Preferred Shares”). Funds Management contractually waived its advisory fee in the amount of $834,718 for the six months ended October 31, 2014.

26	Wells Fargo Advantage Income Opportunities Fund	Notes to financial statements (unaudited)

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 shares with no par value. For the six months ended October 31, 2014 and year ended April 31, 2014, the Fund issued 0 and 15,971 shares, respectively.

The Fund no longer has any Preferred Shares outstanding.

6. BORROWINGS

The Fund has borrowed approximately $230 million through a secured debt financing agreement administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $230 million which expires on February 23, 2015, at which point it may be renegotiated and potentially renewed for another one-year term. At October 31, 2014, the Fund had secured borrowings outstanding in the amount of $230,219,322 (including accrued interest and usage and commitment fees payable).

The Fund’s borrowings under the Facility are generally charged interest at a rate based on the rates of the commercial paper notes issued to fund the Fund’s borrowings or at the London Interbank Offered Rate (LIBOR) plus 1.0%. During the six months ended October 31, 2014, an effective interest rate of 0.20% was incurred on the borrowings. Interest expense of $238,943, representing 0.07% of the Fund’s average daily net assets, was incurred during the six months ended October 31, 2014.

The Fund has pledged all of its assets to secure the borrowings and currently pays, on a monthly basis, a usage fee at an annual rate of 0.40% of the daily average outstanding principal amount of borrowings and a commitment fee at an annual rate of 0.40% of the daily average outstanding principal amount of borrowings. The secured borrowing fees on the Statement of Operations of $954,913 represent the usage fee and commitment fee.

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended October 31, 2014 were $159,137,367 and $ 141,118,340, respectively.

As of October 31, 2014, the Fund had unfunded term loan commitments of $2,333,838.

8. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to common shareholders:

Declaration date	Record date	Payable date	Per share amount
October 31, 2014	November 17, 2014	December 1, 2014	$0.068
November 14, 2014	December 15, 2014	January 2, 2015	0.068

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

Other information (unaudited)	Wells Fargo Advantage Income Opportunities Fund	27

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

ANNUAL MEETING OF SHAREHOLDERS

On August 4, 2014, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.

Proposal 1 – Election of trustees:

Isaiah Harris, Jr.
Net assets voted “For”	$593,491,281
Net assets voted “Against”	$20,316,744
David F. Larcker
Net assets voted “For”	$593,726,838
Net assets voted “Against”	$20,081,187
Olivia S. Mitchell
Net assets voted “For”	$592,008,402
Net assets voted “Against”	$21,799,623

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Advantage Income Opportunities Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers1 listed below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 2010; Chairman, since 2010	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010*	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 2010	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Income Opportunities Fund	29

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2003	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 2010	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Leroy Keith, Jr. will retire as a Trustee effective December 31, 2014.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2010	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Officer, since 2010	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2010	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 60 funds and Assistant Treasurer of 73 funds in the Fund Complex.

30	Wells Fargo Advantage Income Opportunities Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Advantage Income Opportunities Fund (the “Fund”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for the Fund, and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements, as it had done at the March Meeting.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

Other information (unaudited)	Wells Fargo Advantage Income Opportunities Fund	31

description of the methodology used by Lipper to select the funds in the performance Universe. The Board noted that the performance of the Fund was lower than the average performance of the Universe for all periods under review except for the five-year period. However, the Board noted that the performance of the Fund was higher than its benchmark, the BofA Merrill Lynch High Yield Master II Index, for the three- and five-year periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees (which reflect fee waivers, if any, and include advisory, and administration fees), custodian and other non-management fees, and fee waiver and expense reimbursement arrangements. The Board considered this ratio in comparison to the median ratio of funds in an expense group that was determined by Lipper to be similar to the Fund (the “Group”). The Board received a description of the methodology used by Lipper to select the funds in the expense Group and an explanation of year-to-year variations in the funds comprising such expense Group and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratio of the expense Group.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with those of other funds in the expense Group at a common asset level. The Board noted that the Management Rate of the Fund was lower than the average rate for the Fund’s expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and the Sub-Advisory Agreement Rate were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which there may be sharing with the Fund of potential economies of scale in the provision of advisory services to the Fund. The Board noted that, as is typical of closed-end funds, there are no breakpoints in the Management Rate. Although the Fund would not share in any potential economies of scale through contractual breakpoints, the Board noted that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board concluded that the Fund’s fee waiver and expense arrangements constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board also noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.

32	Wells Fargo Advantage Income Opportunities Fund	Other information (unaudited)

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

Automatic dividend reinvestment plan	Wells Fargo Advantage Income Opportunities Fund	33

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170 or by calling 1-800-730-6001.

34	Wells Fargo Advantage Income Opportunities Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

1-800-730-6001

Website: wellsfargoadvantagefunds.com

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Certain material contained in this report may be considered marketing material and has been reviewed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

229611 12-14 SIO/SAR148 10-14

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Advantage Income Opportunities Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Not applicable

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Advantage Income Opportunities Fund

By:	/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	December 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Advantage Income Opportunities Fund

By:	/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	December 23, 2014

By:	/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	December 23, 2014